EXHIBIT 24
POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of January, 2026.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of January, 2026.

/s/ Roxanne S. Austin
Roxanne S. Austin

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2026.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of January, 2026.

/s/ Vittorio Colao
Vittorio Colao

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of January, 2026.

/s/ Caroline Litchfield
Caroline Litchfield

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of January, 2026.

/s/ Jennifer Mann
Jennifer Mann

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of January, 2026.

/s/ Laxman Narasimhan
Laxman Narasimhan

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of January, 2026.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of January, 2026.

/s/ Carol B. Tomé
Carol B. Tomé

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Mary-Lee Stillwell and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of January, 2026.

/s/ Hans E. Vestberg
Hans E. Vestberg

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Anthony T. Skiadas and Mary-Lee Stillwell and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of January, 2026.

/s/ Daniel H. Schulman
Daniel H. Schulman

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman and Mary-Lee Stillwell and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of February, 2026.

/s/ Anthony T. Skiadas
Anthony T. Skiadas

POWER OF ATTORNEY
WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2025.
NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form 10-K and any and all amendments to the Form 10-K, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Form 10-K as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of February, 2026.

/s/ Mary-Lee Stillwell
Mary-Lee Stillwell